Exhibit 1.1

                                                                EXECUTION COPY


                                CENTURYTEL, INC.

               $350,000,000 5.00% Senior Notes, Series M, due 2015

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                              February 9, 2005


Banc of America Securities LLC
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Lazard Freres & Co. LLC
Legg Mason Wood Walker, Incorporated
Morgan Keegan & Company Inc.
Raymond James & Associates, Inc.
SunTrust Capital Markets, Inc.
Wachovia Capital Markets, LLC
The Williams Capital Group, L.P.


c/o  Banc of America Securities LLC
     9 West 57th Street
     New York, New York 10019

     J.P. Morgan Securities Inc.
     270 Park Avenue
     New York, New York 10017

     Lehman Brothers Inc.
     745 Seventh Avenue
     New York, New York 10019

Ladies and Gentlemen:

     CenturyTel, Inc., a Louisiana corporation (the "Company"), proposes to issue and sell to you (individually, an "Underwriter" and collectively, the "Underwriters") an aggregate of $350,000,000 principal amount of the Company's 5.00% Senior Notes, Series M, due 2015 (the "Securities") to be issued pursuant to an Indenture dated as of March 31, 1994, between the Company and Regions Bank (successor-in-interest to First American Bank & Trust of Louisiana and Regions Bank of Louisiana), as trustee (the "Trustee"), as supplemented by supplemental indentures thereto, including the Third Supplemental Indenture (the "Supplemental Indenture") dated as of February 14, 2005 (the "Indenture").

     The purchase price for the Securities to be paid by the Underwriters shall be agreed upon by the Company and the Underwriters and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written communication among the Company and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein or in the exhibits hereto to "this Agreement", the "Underwriting Agreement" and to the phrase "herein" shall be deemed to include the Price Determination Agreement.

     The Company confirms as follows its agreements with the several
Underwriters.

     1. Agreement to Sell and Purchase. (a) On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to sell to each of the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, the principal amount of the Securities set forth opposite the name of such Underwriter in Schedule I hereto, plus such additional principal amount of Securities which any Underwriter may become obligated to purchase pursuant to Section 7 hereof, all at the purchase price, to be agreed upon by the Underwriters and the Company in accordance with Section 1(b) and as set forth in the Price Determination Agreement.

           (b) The purchase price for the Securities to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, which shall be dated the Execution Date (as hereinafter defined), and a Final Prospectus (as hereinafter defined) containing such pricing information shall be filed pursuant to 424(b) under the Securities Act of 1933, as amended (the "Act").

     2. Delivery and Payment. Delivery of the Securities shall be made to the Underwriters for the account of each Underwriter in book-entry form through the facilities of The Depository Trust Company ("DTC") against payment of the purchase price therefor by such Underwriter or on its behalf therefor by wire transfer in same day funds to the Company or its order at the office of Pillsbury Winthrop LLP, New York, New York or at such other location as the parties may agree. Such payment shall be made at 10:00 a.m., New York City time, on the third business day following the date of this Agreement or at such time on such other date, not later than five business days after the date of this Agreement, as may be agreed upon by the Company and the Underwriters (such date is hereinafter referred to as the "Closing Date").

     The Securities to be purchased by each Underwriter hereunder will be represented by one or more registered global Securities in book-entry form, which will be deposited by or on behalf of the Company with DTC or its designated custodian. The certificates for the Securities will be made available for examination and packaging by Banc of America Securities LLC, J.P. Morgan Securities Inc. and Lehman Brothers Inc. (the "Representatives") in New York City not later than 10:00 a.m. (New York City time) on the business day prior to the Closing Date.

     The cost of original issue tax stamps, if any, in connection with the issuance and sale of the Securities by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Securities harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp and other issuance taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Securities.

     3. Representations and Warranties of the Company. The Company represents and warrants to the several Underwriters as of the date hereof and as of the Closing Date, and covenants with the several Underwriters, that:

           (a) The Company meets the requirements for use of Form S-3. A registration statement (Registration No. 333-84276) on Form S-3 relating to the registration of $3 billion of various securities described in the Basic Prospectus (as hereinafter defined), including the Securities and the offering thereof from time to time in accordance with Rule 415 under the Act, including a Basic Prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been (i) prepared by the Company under the provisions of the Act, and the rules and regulations thereunder (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission"); (ii) filed with the Commission; and (iii) declared effective by the Commission; and, prior to the offer and sale of the Securities, $2 billion aggregate offering price of securities remains unsold under the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the Act and no proceedings for that purpose have been instituted or threatened by the Commission, and any request on the part of the Commission for additional information has been complied with by the Company. Copies of such registration statement and amendments, if any, and of any Preliminary Prospectus (as hereinafter defined) used by the Company have been delivered or made available to the Underwriters. The offering of the Securities is a Delayed Offering (as hereinafter defined) and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the Rules and Regulations to be included in the Final Prospectus, such Basic Prospectus includes all such information required by the Act and the Rules and Regulations to be included therein as of the date the Registration Statement initially became effective. The Company will file the Final Prospectus in accordance with Rule 424(b) of the Rules and Regulations. As filed, the Final Prospectus shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Date or, to the extent not completed at the Execution Date, shall contain such specific additional information and other changes (beyond that contained in such Basic Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Date.

     The term "Registration Statement" means the registration statement of the Company, Registration No. 333-84276, referred to in the immediately preceding paragraph, as amended or supplemented to the date hereof, including financial statements and other documents incorporated by reference therein and all exhibits, each as amended, and, in the event any post-effective amendment to such registration statement becomes effective prior to the Execution Date, shall also mean such registration statement as so amended. The term "Effective Date" means the later of the date the Registration Statement initially became effective, the date that any post-effective amendment or amendments thereto became or become effective or the date of the filing of the Company's most recent Annual Report on Form 10-K. The term "Execution Date" means the date that this Agreement is executed and delivered by the parties hereto, as reflected on the first page hereof. The term "Basic Prospectus" means the prospectus contained in and forming a part of the Registration Statement as of the date the Registration Statement initially became effective, including documents incorporated or documents deemed to be incorporated therein. In the event that
(i) the Basic Prospectus shall have been amended, revised or supplemented (but excluding supplements to the Basic Prospectus relating solely to securities other than the Securities) on or prior to the Execution Date or (ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the time the Registration Statement became effective and on or prior to the Execution Date (but excluding documents incorporated therein by reference relating solely to securities other than the Securities) which are deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. The term "Preliminary Prospectus" means any preliminary prospectus supplement which describes the Securities and the offering thereof and is used prior to the filing of the Final Prospectus, together with the Basic Prospectus. The term "Final Prospectus" means the prospectus supplement relating to the Securities as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations after the Execution Date, together with the Basic Prospectus. The term "Delayed Offering" means an offering of securities pursuant to Rule 415 under the Rules and Regulations which does not commence promptly after the effective date of a registration statement. For purposes of this Agreement, the words "amend," "amendment," "amended," "supplement" or "supplemented" with respect to the Registration Statement or the Final Prospectus shall mean (i) amendments or supplements to the Registration Statement or the Final Prospectus and (ii) documents deemed to be incorporated by reference in to the Final Prospectus, in each case filed with the Commission or sent to prospective purchasers of the Securities after the Execution Date and prior to the completion of the distribution of the Securities; and all references in this Agreement to financial statements and schedules and other information which is "contained," "set forth," "included" or "stated" (or other references of like import) in the Registration Statement or the Final Prospectus shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Final Prospectus.

           (b) On the Effective Date, the Registration Statement did and when any Preliminary Prospectus and the Final Prospectus is or was first filed with the Commission pursuant to Rule 424(b), the Final Prospectus (and any supplement thereto), including the financial statements included or incorporated by reference in the Final Prospectus, will or did comply in all material respects with the applicable provisions of the Act, the Rules and Regulations, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations thereunder (the "Trust Indenture Act Rules and Regulations") and will contain all information required to be included therein in accordance with the Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations. On the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date the Final Prospectus (together with any supplement thereto) is first filed with the Commission pursuant to Rule 424(b) and at the Closing Date, the Final Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the date that any Preliminary Prospectus is delivered to the Underwriters for their use in connection with the marketing of the Securities, such Preliminary Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information furnished in writing to the Company by an Underwriter specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto). On the Effective Date, the date the Final Prospectus is first filed with the Commission pursuant to Rule 424(b), and at all subsequent times to and including the Closing Date, the Indenture did or will comply with all applicable provisions of the Trust Indenture Act and the Trust Indenture Act Rules and Regulations.

           (c) The documents which are incorporated by reference in the Basic Prospectus, any Preliminary Prospectus and the Final Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act, the Rules and Regulations, the Exchange Act or the Exchange Act Rules and Regulations, as applicable; and any documents so filed and incorporated by reference subsequent to the Execution Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act, the Rules and Regulations, the Exchange Act or the Exchange Act Rules and Regulations, as applicable.

           (d)  Each of the Company and each of its subsidiaries listed on
Schedule II hereto (the "Subsidiaries") is, and at the Closing Date will be, a corporation, limited liability company or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and each of the Subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Final Prospectus. Each of the Company and each of the Subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation or limited liability company in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary except where the failure to be so qualified or licensed would not have a material adverse affect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Affect"). For purposes of this Agreement, "subsidiaries" shall mean (a) the Company's direct and indirect majority-owned corporate subsidiaries (b) the Company's direct and indirect majority owned limited liability companies and (c) the partnerships, joint ventures and other entities of which the Company or any subsidiary is the majority owner or managing general partner. Complete and correct copies of the certificate of incorporation and of the by-laws or other organizational documents of the Company and each of the Subsidiaries and all amendments thereto have been made available to the Underwriters, and no changes therein will be made subsequent to the Execution Date and prior to the Closing Date.

           (e) The Securities have been duly and validly authorized and, when authenticated by the Trustee and issued, delivered and sold in accordance with this Agreement and the Indenture, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms and entitled to the benefits provided by the Indenture except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

           (f) The description of the Securities in the Registration Statement and the Final Prospectus is, and at the Closing Date will be, complete and accurate in all material respects and, insofar as such description contains statements constituting a summary of the legal matters or documents referred to therein, such description fairly summarizes the information referred to therein.

           (g) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Final Prospectus present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Registration Statement or the Final Prospectus. The selected consolidated financial data included in the Registration Statement or the Final Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements of the Company included or incorporated by reference in the Registration Statement or the Final Prospectus. No other financial statements or schedules of the Company are required by the Act, the Rules and Regulations, the Exchange Act or the Exchange Act Rules and Regulations to be included in or incorporated by reference in the Registration Statement or the Final Prospectus. KPMG LLP ("KPMG"), who has audited certain financial statements and schedules incorporated by reference in the Registration Statement and the Final Prospectus, are independent registered public accountants with respect to the Company, as required by the Act and the Rules and Regulations.

           (h) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Prospectus.

           (i) The Company is not, and after giving effect to the issuance and sale of the Securities and the application of the proceeds thereof, will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

           (j) Except as set forth in the Registration Statement and the Final Prospectus, there are no actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its subsidiaries or any of their respective officers in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, that is likely to have a Material Adverse Affect. Except as set forth in the Registration Statement and the Final Prospectus, all actions, suits or proceedings now pending against the Company or any of its subsidiaries, or any of their respective officers in their capacities as such, before any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, if decided or resolved in a manner unfavorable to the Company or any of its subsidiaries, would not be likely to, individually or in the aggregate, have a Material Adverse Affect.

           (k) The Company and each of the Subsidiaries has, and at the Closing Date will have, (i) such franchises, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, other than those the absence of which would not be likely to have a Material Adverse Affect, and neither the Company nor any of the Subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such franchise, certificate, authority or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be likely to have a Material Adverse Affect, (ii) complied in all material respects with all laws, statutes, ordinances, rules, regulations, orders or decrees of any court, governmental body or regulatory authority or administrative agency having jurisdiction over the Company or any Subsidiary or any of the property or assets of the Company or any Subsidiary (including, without limitation, any such laws, statutes, ordinances, rules, regulations, orders or decrees with respect to environmental protection or the release, handling, treatment, storage or disposal of hazardous substances or toxic wastes), the failure to comply with which would be likely to have a Material Adverse Affect, and (iii) performed in all material respects all of its obligations required to be performed by it under any material contract or other instrument to which it is a party or by which its property is bound or affected, and is not, and at the Closing Date, will not be, in default under any such contract or instrument the effect of which would be likely to have a Material Adverse Affect. To the best knowledge of the Company, no other party under any material contract or other instrument to which it or any Subsidiary is a party is in default in any respect thereunder, except for any such defaults (alone or collectively) that would not be likely to have a Material Adverse Affect; provided that it is understood and agreed that neither the Company nor any Subsidiary has undertaken any special investigation to determine compliance by such other parties under any such contract or other instrument. The Company is not, and at the Closing Date will not be, in violation of any provision of its articles of incorporation or by-laws or in default in any material respect under any agreement or instrument evidencing indebtedness for borrowed money. The Subsidiaries are not, and at the Closing Date, will not be, in violation of any material provision of their respective articles of incorporation or by-laws (or comparable organizational documents) or in default under any agreement or instrument evidencing indebtedness for borrowed money (A) as a result of the failure to make one or more payments in excess of $5 million in the aggregate that are due and owed thereunder, or (B) otherwise in any respect which is likely to have a Material Adverse Affect.

           (l) No consent, approval, authorization or order of, or any filing, registration, qualification or declaration with, any court or governmental agency or body is required for (i) the execution, delivery or performance of this Agreement, the Securities or the Supplemental Indenture by the Company,
(ii) the authorization, offer, issuance, transfer, sale or delivery of the Securities by the Company in accordance with this Agreement or (iii) the consummation by the Company of the transactions on its part contemplated herein and by the Indenture, except such as may have been obtained, or on or prior to the Closing Date will be obtained, under the Act, the Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations, the Trust Indenture Act or the Trust Indenture Act Rules and Regulations and such as may be required under foreign or state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Securities by the Underwriters.

           (m) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and, when duly executed and delivered by the Underwriters, will constitute a valid and binding agreement of the Company and will be enforceable against the Company in accordance with the terms hereof, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally, (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) rights to indemnity and contribution hereunder may be limited by federal or state laws relating to securities or the policies underlying such laws. The Indenture has been duly authorized, executed and delivered by the Company and the Trustee and has been qualified under the Trust Indenture Act and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) rights to indemnity and contribution hereunder may be limited by federal or state laws relating to securities or the policies underlying such laws.

           (n) The issue and sale of the Securities, the execution, delivery and performance by the Company of this Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby will not (i) result in a violation of any of the terms or provisions of the articles of incorporation or by-laws (or comparable instruments) of the Company or any of the Subsidiaries, or (ii) violate or conflict with any franchise or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of the Subsidiaries or (iii) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties is or are bound or affected (the "applicable agreements"), other than with respect to this clause (iii) any breaches, violations, defaults, terminations or accelerations with respect to any applicable agreement that will not, or are not likely to, have a Material Adverse Affect.

           (o) The Company and each of the Subsidiaries has good and marketable title to all franchises, properties and assets owned by it, which are material to the business or operations of the Company and its subsidiaries, taken as a whole (including without limitation the stock or other equity interests of all subsidiaries), free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Final Prospectus and except immaterial liens which do not affect the operations or financial condition of the Company. The Company and each of the Subsidiaries has valid, subsisting and enforceable leases for the properties leased by it, with such exceptions as would not materially interfere with the business or operations of the Company and it subsidiaries, taken as a whole.

           (p) All existing material contracts described in the Final Prospectus to which the Company or any of the Subsidiaries is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally and
(ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Such described contracts are the only contracts required to be described in the Final Prospectus by the Act and the Rules and Regulations.

           (q) No statement, representation, warranty or covenant made by the Company in this Agreement or the Indenture or made in any certificate or document required by this Agreement to be delivered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect in any material respect.

           (r) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement or the offering and sale of the Securities.

           (s) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body that prevents the issuance of the Securities, suspends the effectiveness of the Registration Statement, prevents or suspends the use of the Preliminary Prospectus, or suspends the sale of the Securities in any jurisdiction referred to in Section 4(f) below, provided, however, that to the extent this representation relates to state securities or blue sky laws and laws of jurisdictions other than the United States and its political subdivisions, it shall be limited to the knowledge of the Company. No injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued and served on the Company or any of its Subsidiaries with respect to the Company or any of its Subsidiaries that would prevent or suspend the issuance or sale of the Securities, the effectiveness of the Registration Statement, or the use of the Preliminary Prospectus in any jurisdiction referred to in Section 4(f) below.

           (t) The Company has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities in any jurisdiction referred to in Section 4(f) below in contravention of applicable law, provided that no representation is made herein as to the activities of any Underwriter.

           (u) The Company and its Subsidiaries maintain (x) systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (y) disclosure controls and procedures as defined in Rule 15d-15 under the Exchange Act.

           (v) The Company is, to its knowledge, in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 that are effective and the rules and regulations of the Commission that have been adopted and are effective thereunder.

     4. Agreements of the Company. The Company agrees with the several Underwriters as follows:

           (a) The Company will not, from the Execution Date until the end of such period as the Final Prospectus is required by law to be delivered in connection with sales of the Securities by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Final Prospectus, unless a draft thereof shall first have been submitted to the Underwriters within a reasonable period of time prior to the filing thereof and the Underwriters shall not have objected thereto in good faith.

           (b) The Company will notify the Underwriters promptly, and will confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Final Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) until the end of such period as the Final Prospectus is required by law to be delivered in connection with sales of the Securities by an Underwriter or dealer, of the happening of any event that in the judgment of the Company requires the Company to file an amendment or supplement to the Registration Statement and (v) of receipt by the Company, or any representatives or attorney of the Company, of any other communication from the Commission relating to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus or the offering of the Securities. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

           (c) If and to the extent not already furnished, the Company will furnish to the Underwriters, without charge, one complete copy of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Final Prospectus), and will upon request make available to the Underwriters, without charge, additional copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits and documents incorporated by reference therein.

           (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

           (e) On the Effective Date, and thereafter from time to time, the Company will deliver to the Underwriters, without charge, as many copies of the Final Prospectus or any supplement thereto, as the Underwriters may reasonably request. The Company consents to the use of any Preliminary Prospectus and the Final Prospectus or any amendment or supplement thereto by the Underwriters and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for any period of time thereafter during which a prospectus is required by law to be delivered in connection therewith. If during such period of time, any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Final Prospectus in order to make any statement therein, in the light of the circumstances under which it was made when delivered, not misleading, or if it is necessary to supplement the Final Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement thereto or a document under the Exchange Act deemed to be incorporated therein, and will deliver to the Underwriters, without charge, such number of copies thereof as the Underwriters may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Securities by the Underwriters if such document would be deemed to be incorporated by reference into any Preliminary Prospectus or the Final Prospectus, unless a draft thereof shall first have been submitted to the Underwriters within a reasonable period of time prior to the filing thereof and the Underwriters shall not have objected thereto in good faith.

           (f) Prior to any public offering of the Securities by the Underwriters, the Company will cooperate with the Underwriters and counsel to the Underwriters in connection with the registration or qualification of the Securities for offer and sale under the securities or blue sky laws of such United States jurisdictions and similar laws of such foreign jurisdictions as the Underwriters may request, and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process or general taxation in any jurisdiction where it is not now so subject.

           (g) During the period of five years commencing on the Effective Date, the Company will furnish to the Underwriters, if requested, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Underwriters, if requested, a copy of each annual or other report it shall be required to file with the Commission.

           (h) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Execution Date falls, an earning statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, within the meaning of and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

           (i) Unless otherwise agreed by the parties hereto, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, the Basic Prospectus, any Preliminary Prospectus, the Final Prospectus and any amendment or supplement to the Registration Statement or the Final Prospectus, (ii) the preparation and delivery of certificates representing the Securities, (iii) the printing of this Agreement, any agreement among underwriters, any dealer agreements and any underwriters' questionnaire, (iv) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus and the Final Prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Securities by the Underwriters or by dealers to whom Securities may be sold, (v) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (vi) the registration or qualification of the Securities for offer and sale under the securities or blue sky laws of such United States jurisdictions and similar laws of such foreign jurisdictions designated pursuant to Section 4(f) hereof, including the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final blue sky memoranda, (vii) counsel to the Company, (viii) the rating of the Securities by one or more rating agencies and (ix) the Trustee and any agent of the Trustee and the fees, disbursements and other charges of counsel for the Trustee in connection with the Indenture and the Securities.

           (j) Unless otherwise agreed by the parties, if this Agreement shall be terminated for any reason by the Company pursuant to any of the provisions hereof (other than pursuant to Section 7 hereof) or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel for the Underwriters) reasonably incurred by them in connection herewith.

           (k) The Company will not at any time, directly or indirectly, take any action described in Section 3(t) hereof.

           (l) Until thirty (30) days from the Execution Date, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, by public offering, or announce the public offering of, any other debt securities of the Company other than (i) the Securities, (ii) in connection with the remarketing of up to $500,000,000 aggregate principal amount of the Company's Senior Notes, Series J, due 2007 and
(iii) the incurrence of indebtedness under the Company's credit facilities or through commercial paper issuances.

     5. Conditions of Obligations of the Underwriters. In addition to the execution and delivery of the Price Determination Agreement, the obligations of the Underwriters shall be subject to the condition that all representations and warranties and other statements of the Company set forth herein are, at and as of the Closing Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions, unless any such condition is waived in writing by the Underwriters:

           (a)  (i)    No stop order suspending the effectiveness of the
Registration Statement shall be in effect and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) any request for additional information on the part of the staff of the Commission or any such authorities with respect to the offering of the Securities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iii) after the Execution Date, no amendment or supplement to the Registration Statement or the Final Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriters and the Underwriters did not object thereto in good faith, and the Underwriters shall have received certificates, dated the Closing Date and signed on behalf of the Company by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i) and (ii).

           (b) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus (i) there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Final Prospectus, or (ii) neither the Company nor any of the Subsidiaries shall have sustained any loss or interference with its business or properties from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement and the Final Prospectus, the effect of which any such case described in clause (i) or (ii) is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus.

           (c) On or after the date of hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on The New York Stock Exchange (the "NYSE"); (ii) a suspension or material limitation in trading in the Company's securities by the NYSE; (iii) a general moratorium on commercial banking activities declared by Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States;
(iv) any material adverse change in the financial markets in the United States or elsewhere; or (v) the outbreak or escalation of hostilities or other international or national calamity or crisis, if the effect of any such event specified in clause (iv) or (v), in the Representatives' judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus.

           (d) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

           (e) At the Closing Date, the Underwriters shall have received satisfactory evidence to the effect that the ratings applicable to the Securities are BBB+ or better by Standard & Poor's Ratings Services and Baa2 or better by Moody's Investors Service, Inc.

           (f) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of the Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse Affect.

           (g) On the Closing Date, the Underwriters shall have received an opinion, dated the Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Stacey W. Goff, Esq., Senior Vice President, General Counsel and Secretary of the Company, and from Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P, special counsel to the Company, to the effect set forth in Exhibit B and Exhibit C hereto, respectively.

           (h) On the Closing Date, the Underwriters shall have received an opinion, dated the Closing Date, from Pillsbury Winthrop LLP, counsel for the Underwriters, with respect to such matters as the Underwriters may reasonably require. In giving such opinion, such counsel may rely, as to all matters governed by the laws of the State of Louisiana, upon the opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries, and certificates of public officials.

           (i) On the date hereof and at the Closing Date, KPMG, who has audited certain of the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the Underwriters a letter, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriters.

           (j) At the Closing Date, there shall be furnished to the Underwriters a certificate, dated the date of its delivery, signed on behalf of the Company by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Underwriters, to the effect that:

                (i) Each signer of such certificate has carefully examined the Registration Statement and the Final Prospectus and (A) the Registration Statement is true and correct in all material respects and does not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading, and (B) the Final Prospectus is true and correct in all material respects and does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not untrue or misleading (it being understood that to the extent a statement in the Registration Statement or Final Prospectus, including any documents deemed to be incorporated by reference therein, refers to and speaks as of a specific date, each signer of such certificate only represents with respect to such statement that it was true and correct in all material respects as of such date) and (C) since the Execution Date, no event has occurred as a result of which it is necessary to supplement the Final Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Final Prospectus that has not been so filed.

                (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct.

                (iii) Each of the covenants required herein to be performed by the Company on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with.

           (k) The Company shall have furnished to the Underwriters such certificates, in addition to those specifically mentioned herein, as the Underwriters may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement or the Final Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Final Prospectus, as to the accuracy at the Closing Date, of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations of the Underwriters hereunder.

     6. Indemnification. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement (or in any prior registration statement to which the Final Prospectus, as a combined prospectus under Rule 429 of the Rules and Regulations, may relate), the Basic Prospectus, the Final Prospectus and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Final Prospectus and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use in the Final Prospectus as amended or supplemented relating to such Securities; and provided, further, that this
Section 6(a), as such section relates to any preliminary prospectus or preliminary prospectus supplement, shall not apply on account of any such losses, claims, damages, liabilities or expenses arising from, or based upon, the offering of the Securities to any person if a copy of any final prospectus or final prospectus supplement was timely made available by the Company to the Underwriters and was not sent or given by or on behalf of the Underwriters to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of such Securities to such person, and if such final prospectus or final prospectus supplement would have cured the defect giving rise to such losses, claims, damages, liabilities and expenses.

     (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Final Prospectus and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Final Prospectus and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)   Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless (i) the Company and such indemnified party shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the Company and such indemnified party shall have been advised by such counsel that a conflict of interest between the Company and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such indemnified parties), in which case the fees and expenses of such counsel shall be at the expense of the Company. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

           (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Securities on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

           (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     7. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Securities which it or they have agreed to purchase hereunder, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities, the other Underwriters shall be obligated, severally, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the principal amount of Securities which they have respectively agreed to purchase pursuant to Section 1 hereof bears to the aggregate principal amount of Securities which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as such non-defaulting Underwriters may specify; provided that in no event shall the maximum principal amount of Securities which any Underwriter has become obligated to purchase pursuant to Section 1 hereof be increased pursuant to this Section 7 by more than one-ninth of the principal amount of Securities agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Securities and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate principal amount of the Securities and arrangements satisfactory to any non-defaulting Underwriter and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Securities under this Agreement. In any such case either the Underwriters or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Final Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 7 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     8. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 100 CenturyTel Drive, Monroe, Louisiana 71203, Attention: Stacey W. Goff, Senior Vice President, General Counsel and Secretary or (b) if to the Underwriters, to Banc of America Securities LLC, 40 West 57th Street, New York, New York 10019,
Attention: High Grade Debt Capital Markets Transaction Management, to J.P. Morgan Securities Inc., 270 Park Avenue, New York, NewYork 10017, Attention:
High Grade Syndicate Desk - 8th Floor and to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Debt Capital Markets, Media/Telecommunications Group. Any such notice shall be effective only upon receipt. Any notice under Section 7 may be made by telephone, but if so made shall be subsequently confirmed in writing.

     The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     This Agreement has been and is made solely for the benefit of the several Underwriters and the Company and of the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Securities from any of the several Underwriters.

     THE RIGHTS AND DUTIES OF THE PARTIES TO THIS UNDERWRITING AGREEMENT
SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES THAT MIGHT CALL FOR THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

     This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN CASE ANY PROVISION IN THIS AGREEMENT SHALL BE INVALID, ILLEGAL OR UNENFORCEABLE, THE VALIDITY, LEGALITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED THEREBY.

     The Company and the Underwriters each hereby irrevocably waive any right they may have to trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

     Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                                Very truly yours,

                                CENTURYTEL, INC.


                                By: /s/ R. Stewart Ewing, Jr.
                                   -------------------------------
                                    Name:  R. Stewart Ewing, Jr.
                                    Title: Executive Vice President &
                                           Chief Financial Officer

Confirmed as of the date first
above mentioned:

Banc of America Securities LLC
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Lazard Freres & Co. LLC
Legg Mason Wood Walker, Incorporated
Morgan Keegan & Company Inc.
Raymond James & Associates, Inc.
SunTrust Capital Markets, Inc.
Wachovia Capital Markets, LLC
The Williams Capital Group, L.P.

By:  BANC OF AMERICA SECURITIES LLC

By:  /s/ Lily Chang
     ------------------------------
     Name:  Lily Chang
     Title: Principal


By:  J.P. MORGAN SECURITIES INC.

By:  /s/ Robert Bottamedi
     ------------------------------
     Name:  Robert Bottamedi
     Title: Vice President


By:  LEHMAN BROTHERS INC.

By:  /s/ Martin Ragde
     ------------------------------
     Name:  Martin Ragde
     Title: Managing Director

                                   SCHEDULE I
                                   ----------

                                CENTURYTEL, INC.

               $350,000,000 5.00% Senior Notes, Series M, due 2015

Name of Underwriter                             Principal Amount of Securities
-----------------------------------------       ------------------------------
Banc of America Securities LLC                                  $98,000,000
J.P. Morgan Securities Inc.                                      98,000,000
Lehman Brothers Inc.                                             98,000,000
SunTrust Capital Markets, Inc.                                   10,500,000
Wachovia Capital Markets, LLC                                    10,500,000
Lazard Freres & Co. LLC                                           7,000,000
Legg Mason Wood Walker, Incorporated                              7,000,000
Morgan Keegan & Company, Inc.                                     7,000,000
Raymond James & Associates, Inc.                                  7,000,000
The Williams Capital Group, L.P.                                  7,000,000


             TOTAL                                             $350,000,000
                                                               ============

-------------------------------------------------------------------------------

                                   SCHEDULE II
                                   -----------

                                  SUBSIDIARIES

  Name
--------

CenturyTel Arkansas Holdings, Inc.

CenturyTel of Central Wisconsin, LLC

CenturyTel of Evangeline, LLC
 (successor to Evangeline Telephone Company)

CenturyTel of Arkansas, Inc.
 (formerly named Century Telephone of Arkansas, Inc.)

CenturyTel of Mountain Home, Inc.
 (formerly named Mountain Home Telephone Co., Inc.)

CenturyTel of Wisconsin, LLC
 (successor to Century Telephone of Wisconsin, Inc.)

CenturyTel Midwest-Michigan, Inc.
 (formerly named Century Telephone Midwest, Inc.)

CenturyTel of Ohio, Inc.
 (formerly named Century Telephone of Ohio, Inc.)

CenturyTel of Alabama, LLC

Spectra Communications Group, LLC

Telephone USA of Wisconsin, LLC

CenturyTel of Washington, Inc.

CenturyTel of Eagle, Inc.

CenturyTel of Midwest-Kendall, LLC

CenturyTel of Montana, Inc.

CenturyTel of Northwest Arkansas, LLC

CenturyTel of Central Arkansas, LLC

CenturyTel Holdings, Inc.

CenturyTel of the Midwest-Wisconsin, LLC

CenturyTel of the Northwest, Inc.

CenturyTel of Michigan, Inc.

CenturyTel of San Marcos, Inc.

CenturyTel Service Group, LLC

                                                                     EXHIBIT A

                                CENTURYTEL, INC.

                          PRICE DETERMINATION AGREEMENT
                          -----------------------------

                                                              February 9, 2005



Banc of America Securities LLC
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Lazard Freres & Co. LLC
Legg Mason Wood Walker, Incorporated
Morgan Keegan & Company Inc.
Raymond James & Associates, Inc.
SunTrust Capital Markets, Inc.
Wachovia Capital Markets, LLC
The Williams Capital Group, L.P.

c/o  Banc of America Securities LLC
     9 West 57th Street
     New York, New York 10019

     J.P. Morgan Securities Inc. 270 Park Avenue New York, New York 10017

     Lehman Brothers Inc.
     745 Seventh Avenue
     New York, New York 10019

Ladies and Gentlemen:

     Reference is made to the Underwriting Agreement, dated February 9, 2005 (the "Underwriting Agreement"), among CenturyTel, Inc., a Louisiana corporation (the "Company") and the several Underwriters named in Schedule I thereto (the "Underwriters"). The Underwriting Agreement provides for sale to the Underwriters, and the purchase by the Underwriters, severally and not jointly, from the Company, subject to the terms and conditions set forth therein, of $350,000,000 aggregate principal amount of the Company's 5.00% Senior Notes, Series M, due 2015 (the "Securities") to be issued pursuant to an Indenture dated as of March 31, 1994 between the Company and Regions Bank (successor-in-interest to First American Bank & Trust of Louisiana and Regions Bank of Louisiana), as trustee, as supplemented to the date hereof, and as will be supplemented by the Third Supplemental Indenture dated as of February 14, 2005. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

     Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the several Underwriters that the purchase price for the Securities to be paid by the several Underwriters shall be 98.335% of the aggregate principal amount of the Securities set forth opposite the names of the Underwriters in Schedule I attached thereto.

     The Company represents and warrants to the several Underwriters that the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

     THE RIGHTS AND DUTIES OF THE PARTIES TO THIS UNDERWRITING AGREEMENT
SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES THAT MIGHT CALL FOR THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

     This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     If the foregoing is in accordance with your understanding of the agreement among the several Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the several Underwriters and the Company in accordance with its terms and the terms of the Underwriting Agreement.

                                Very truly yours,

                                CENTURYTEL, INC.


                                By:
                                   ----------------------------
                                   Name:
                                   Title:
Confirmed as of the date
first above mentioned:

Banc of America Securities LLC
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Lazard Freres & Co. LLC
Legg Mason Wood Walker, Incorporated
Morgan Keegan & Company Inc.
Raymond James & Associates, Inc.
SunTrust Capital Markets, Inc.
Wachovia Capital Markets, LLC
The Williams Capital Group, L.P.

By:  BANC OF AMERICA SECURITIES LLC

By:
     ---------------------------------------
     Name:
     Title:


By:  J.P. MORGAN SECURITIES INC.

By:
     ---------------------------------------
     Name:
     Title:


By:  LEHMAN BROTHERS INC.

By:
     ---------------------------------------
     Name:
     Title:

                                                                     EXHIBIT B

                     Form of Opinion of Stacey W. Goff, Esq,
                       General Counsel of CenturyTel, Inc.
                       -----------------------------------

     1. The Company and each of the Subsidiaries is a corporation, limited liability company or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly licensed or qualified to do business and in good standing as a foreign corporation or limited liability company in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

     2. The Company and each of the Subsidiaries has full power and authority to own or lease all the assets owned or leased by it and, to the best of my knowledge, has all necessary and material authorizations, approvals, orders, licenses, certificates, franchises, and permits of and from all governmental regulatory officials and bodies to own its properties and to lawfully conduct its business as described in the Registration Statement and the Final Prospectus.

     3. The Company or one of its wholly owned subsidiaries is the sole record and beneficial owner of all of the issued common stock of each of the Subsidiaries.

     4. The execution, delivery and performance by the Company of the Underwriting Agreement and the Indenture and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of any of the terms or provisions of the articles of incorporation or by-laws (or comparable instruments) of the Company or any of the Subsidiaries, or (ii) violate or conflict with any franchise or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body known to me and applicable to the business or properties of the Company or any of the Subsidiaries or (iii) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties is or are bound or affected (the "applicable agreements"), other than with respect to this clause (iii) any breaches, violations, defaults, terminations or accelerations with respect to any applicable agreement that will not, or are not likely to, have a Material Adverse Affect.

     5. Except as set forth in the Registration Statement and the Final Prospectus, to the best of my knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries or any of their respective officers, in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which in my opinion is likely to materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, as they exist on the date hereof.

     I have participated in the preparation of the Registration Statement and the Final Prospectus. Although I have not verified and am not opining upon or assuming any responsibility for the accuracy or completeness of the information contained in the Registration Statement and the Final Prospectus, on the basis of my participation in the preparation of the Registration Statement and the Final Prospectus and my discussions with certain officers and employees of the Company, certain of its legal counsel, its independent registered public accountants and your representatives and counsel, nothing has come to my attention which would lead me to believe that, both as of the Effective Date and as of the date of this opinion, the Registration Statement contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus or any supplement thereto including any documents deemed to be incorporated by reference into the Final Prospectus, at the time the Final Prospectus or any supplement thereto was first filed with the Commission pursuant to Rule 424(b) and as of the date of this opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that I express no opinion with respect to financial statements, schedules and other financial, statistical or accounting data included in the Registration Statement or the Final Prospectus (or incorporated by reference therein) or the Statement of Eligibility under the Trust Indenture Act of the Trustee on Form T-1).

                                                                     EXHIBIT C

                               Form of Opinion of
          Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P
          ------------------------------------------------------------

     1. The Company and each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

     2. The Securities have been duly authorized, executed and delivered by the Company. The Securities, when duly authenticated in accordance with the terms of the Indenture and assuming due payment by the Underwriters in accordance with the Underwriting Agreement, will entitle their holders to the benefits provided by the Indenture and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally, (ii) the enforceability thereof is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) certain provisions contained in the Indenture relating to remedies may be limited by public policy, equitable principles or other provisions of applicable laws, rules, regulations, court decisions or constitutional requirements, but in our judgment the matters in this clause (iii) do not result in the remedies that remain available being inadequate for the enforcement of the Indenture and the Securities.

     3. (i) On the Effective Date, the Registration Statement and, when the Final Prospectus was filed with the Commission pursuant to Rule 424(b), the Final Prospectus (and any supplement thereto), including each document incorporated by reference therein, as of the time such documents were filed, complied in all material respects as to form with the requirements of the Act, the Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations, the Trust Indenture Act and the Trust Indenture Act Rules and Regulations and (ii) on the Effective Date, the Indenture complied in all material respects as to form with the Trust Indenture Act and the Trust Indenture Act Rules and Regulations and the Indenture has been duly qualified under the Trust Indenture Act (except that we express no opinion as to (a) financial statements, schedules and other financial or statistical data contained in the Registration Statement or the Final Prospectus (or incorporated by reference therein) and (b) the Statements of Eligibility under the Trust Indenture Act on Form T-1 (the "Form T-1s") or any other exhibits contained in, made a part of or incorporated by reference in the Registration Statement (other than the Indenture and the form of Security)).

     4. The Registration Statement has become effective under the Act and, to the best of our knowledge, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened or pending.

     5. No consent, approval, authorization or order of, or filing, registration, qualification or declaration with, any court or federal, state or local governmental agency or body is required for (i) the execution, delivery and performance by the Company of the Underwriting Agreement, the Securities or the Indenture by the Company, (ii) the authorization, offer, issuance, sale or delivery of the Securities by the Company or (iii) the consummation by the Company of the transactions on its part contemplated by the Underwriting Agreement and the Indenture, except such as may have been previously obtained under the Act, the Rules and Regulations, the Exchange Act, the Exchange Act Regulations, the Trust Indenture Act or the Trust Indenture Act Rules and Regulations or the New York Stock Exchange Listed Company Manual and such as may be required under foreign or state securities or blue sky laws and the rules and regulations promulgated thereunder or the by-laws and rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Securities by the Underwriters.

     6. The statements under the heading "Description of Debt Securities" in the Registration Statement and the headings "Description of the Notes" and "Material United States Federal Income Tax Consequences" in the Final Prospectus are accurate in all material respects and, insofar as such description contains statements constituting a summary of the legal matters or documents referred to therein, such statements fairly summarize the information referred to therein..

     7. The Company has full corporate power and authority to enter into the Underwriting Agreement and the Indenture. The Underwriting Agreement has been duly authorized, executed and delivered by the Company. The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except (i) that the enforcement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally, (ii) that the enforceability of the Indenture is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) that certain provisions contained in the Indenture relating to remedies may limited by public policy, equitable principles or other provisions of applicable laws, rules, regulations, court decisions or constitutional requirements, but in our judgment the matters in this clause
(iii) do not result in the remedies that remain available being inadequate for the enforcement of the Indenture.

     8. The issue and sale of the Securities by the Company, the execution, delivery and performance by the Company of the Underwriting Agreement and the Indenture and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of any of the terms or provisions of the articles of incorporation or by-laws (or comparable instruments) of the Company or any of the Subsidiaries, or (ii) to the best of our knowledge, violate or conflict with any franchise or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body known to us and applicable to the business or properties of the Company or any of the Subsidiaries, except where such violation or conflict would not have a Material Adverse Affect.

     9. Except as set forth in the Registration Statement and the Final Prospectus, to the best of our knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of the Subsidiaries or any of their respective officers in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which in our opinion is likely to materially and adversely affect the financial condition or results of operations of the Company and the subsidiaries, taken as a whole, as they exist on the date hereof.

     10. The Company is not, and after giving effect to the issuance and sale of the Securities and the application of the proceeds thereof, will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     Other than with respect to the opinion expressed in paragraph 6 above, we have not ourselves verified the accuracy, completeness or fairness of the information included in the Registration Statement and the Final Prospectus. We have generally reviewed and discussed such information with certain officers and employees of the Company, certain of its legal counsel and its independent registered public accountants and with the Underwriters and their counsel. On the basis of such review and discussion (relying as to materiality upon the statements of the officers and other representatives of the Company, although nothing has come to our attention that would lead us to believe that it is unreasonable for us or you to so rely thereon), but without assuming any responsibility for, or independently verifying, any information other than as stated above, nothing has come to our attention that would lead us to believe that, both as of the Effective Date and as of the date of this opinion, the Registration Statement contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus or any supplement thereto, at the time the Final Prospectus or any supplement thereto was first filed with the Commission pursuant to Rule 424(b) and as of the date of this opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that we express no belief with respect to (i) financial statements and notes thereto, related schedules and any other financial data included in the Registration Statement and the Final Prospectus,
(ii) the Form T-1s and all other exhibits contained in, made a part of or incorporated by reference in the Registration Statement (other than the Indenture (and forms of securities relating thereto)) or (iii) statements or omissions based upon written information furnished to the Company by the Underwriters expressly for use therein).

     As special counsel to the Company we do not as a matter of course review or pass on all agreements or proceedings to which the Company or its subsidiaries have become parties nor have we done so in connection with this opinion. Accordingly, whenever any statement in this letter is qualified by the phrase "to the best of our knowledge" or "known to us" or a phrase of similar import, such phrase is intended to mean the actual knowledge of information by the lawyers in our firm who have been principally involved in negotiating the subject transaction and preparing the pertinent documents and any other lawyers in our firm having substantial responsibility for managing the client relationship with the Company or overseeing the firm's provision of securities law advice to the Company, but does not include the information that might be revealed if there were to be undertaken a canvass of all lawyers in our firm, a general search of our files, a review of all of the Company's contacts or any other type of independent investigation.


     In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States and the State of Louisiana, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel and, in such counsel's opinion, such counsel and you are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be addressed to the Underwriters (or shall state that the Underwriters may rely thereon) and shall be furnished to Underwriters' counsel on the Closing Date.